1 UBS SMID Cap 1x1 Conference Boston, MA August 4, 2015 Exhibit 99.1

2 Forward-Looking Statements This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate. These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals and the required approvals of Olin’s shareholders; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended June 30, 2015. These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin on July 16, 2015 and the preliminary proxy statement on Schedule 14A filed with the SEC by Olin on July 16, 2015. The forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward- looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

3 SEC Disclosure Rules Additional Information and Where to Find It In connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Spinco”) has filed a registration statement on Form S-4 and Form S-1 containing a prospectus and Olin has filed a preliminary proxy statement on Schedule 14A and a registration statement on Form S-4 containing a prospectus with the Securities and Exchange Commission (the “SEC”). Both Olin and Spinco expect to file amendments to these filings before they become effective. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AND PRELIMINARY PROXY STATEMENT AND ANY FURTHER AMENDMENTS THERETO WHEN THEY BECOME AVAILABLE AS WELL AS ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPINCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and preliminary proxy statement and any further amendments (when available) and other documents filed by Olin, TDCC and Spinco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and any further amendments, once available, and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Spinco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable. Participants in Solicitation This communication is not a solicitation of a proxy from any investor or securityholder. However, Olin, TDCC, Spinco and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from shareholders of Olin in respect of the proposed transaction under the rules of the SEC. Information regarding Olin’s directors and executive officers is available in Olin’s 2014 Annual Report on Form 10-K filed with the SEC on February 25, 2015, in its definitive proxy statement for its 2015 Annual Meeting of Shareholders filed March 4, 2015, and in its preliminary proxy statement filed with the SEC on July 16, 2015. Information regarding TDCC’s directors and executive officers is available in TDCC’s Annual Report on Form 10-K filed with the SEC on February 13, 2015, and in its definitive proxy statement for its annual meeting of shareholders filed March 27, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the registration statements, prospectuses and proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction. Non-Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

4 Olin to Acquire Dow’s Chlorine Products • Transaction Overview • Reverse Morris Trust structure • Total value of $5.2 billion, consisting of approximately: 1) $2.1 billion in common stock (assumes $24.50 OLN share price), 2) $2.0 billion in cash and cash equivalents, 3) $0.6 billion in assumed debt, and 4) $0.5 billion in assumed pension liabilities • Separate $0.4 billion agreement on ethylene is additive and value-creating • Will create a Chlorine Products leader with $7 billion in revenue and $1 billion in pre-synergy EBITDA

5 Olin to Acquire Dow’s Chlorine Products • Ownership • Electing Dow shareholders will receive approximately 87.5 million shares of Olin common stock • Olin shares outstanding post-close will be approximately 165 million • Electing Dow shareholders will own approximately 52.7% and existing Olin shareholders approximately 47.3% of the post-close outstanding shares • Closing of Transaction • Domestic and foreign anti-trust approvals – Received Q2 2015 • Dow receipt of favorable IRS private letter ruling – Received Q2 2015 • Effectiveness of registration statements filed with the SEC • Olin shareholder vote (simple majority required) • Other customary closing conditions • Closing expected to occur early in the fourth quarter

Reverse Morris Trust Structure

Step 1: Split-off[1]


Non-electing S/Hs
Electing Dow S/Hs
Dow stock
DCP stock
Dow
DCP

Step 2: Merger


Non-electing S/Hs
Electing Dow S/Hs
DCP stock
Olin S/Hs
Olin stock
Dow
DCP
Olin
Merge
Merger sub

Step 3: Final result


Non-electing S/Hs
Electing Dow S/Hs
Olin S/Hs
~52.7%
~47.3%
Dow
Olin
DCP

Key considerations

- Approximately 87.5 million shares of Olin common stock issued to Dow's shareholders, which will be used to retire Dow shares via an exchange offer if Dow elects a split-off
- Transaction expected to be tax free to Dow with Olin shareholders owning approximately 47.3% of the combined equity following the merger
- Dow receives approximately $2,030 million in the form of a special cash dividend and debt retirement
- Spin-off rules/tax agreement with Dow will limit Olin equity raising/M&A activity for 2 years following spin / split

[1] Dow has option of spin-off or split-off structure for this transaction; assumed Dow elects a split-off structure for illustrative purposes

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7 Strategic Benefits • Creates Leading Producer of Chlorine Derivatives and Caustic Soda • Leading global chlor alkali producer with 6.2 million tons of chlorine capacity • #1 global seller of membrane caustic soda and chlorinated organics • #1 global supplier of epoxy materials • #1 North American seller of chlorine, bleach and on-purpose hydrochloric acid (HCl) • Olin Will Have Significant Scale and Product Diversity • Operations in North America, Europe, Latin America and Asia • Downstream Chlorine derivatives increases to 19 end uses from 3 • Strong Cash Flows and Significant Cost and Expansion Synergies • Long-term contracts, geographic and product portfolio diversity, and low cost operations to provide a higher level of earnings stability and cash flow generation • Expected cost synergies of at least $200 million are expected by the end of the third year • Upside potential to $300 million of synergies by accessing new segments and customers

8 Creates Chlorine-Based Products Leader 8 6,191 4,320 3,430 2,363 2,249 2,249 1,871 1,886 1,719 Chlorine global capacity: ~90,000 kMT Source: CMAI 2014 average capacities in kMT 1 Includes 100% of Dow Mitsui Chlor Alkali joint venture chlorine capacity 2 Capacity in Brazil, Germany and Australia not in scope of transaction Post-separation2 DCP1 + DCP1 Top chlorine producers worldwide (kMT)

Diversified Geographic Footprint


Plaquemine, LA
CA, EDC
Perc
Brine, Power
Russellville, AR
Cell assembly and maintenance
Rheinmünster, Germany
CER
Terneuzen, Netherlands
Cumene
Freeport, TX
CA, VCM, EDC
Epi/Allyl, LER, CER
BisA, Phenol/Acetone
CMP, Tric, VDC
Brine, Power
Bécancour, QC
Niagara Falls, NY
Stade, Germany
CMP, Perc, Tric
Epi/Allyl, LER,
CER, BisA
Tacoma, WA
Henderson, NV
Pisticci, Italy
CER
Tracy, CA
Augusta, GA
Gumi, South Korea
CER
Baltringen, Germany
CER
Roberta, GA
CER
Santa Fe Springs, CA
St Gabriel, LA
Zhangjiagang, China
CER
Charleston, TN
McIntosh, AL
Guaruja, Sao Paulo, Brazil
LER, CER
Chlor–Alkali & Vinyl
Epoxy
Global Chlorinated Organics
Supporting assets

Source: Olin and Dow management

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10 Diversifies Olin’s Business Mix Chlor Alkali & Vinyl 70% Epoxy 12% Global Chlorinated Organics 18% Chlor Alkali 59% Winchester 37% Chemical Distribution 4% Chlor-Alkali & Vinyl 66% Winchester 14% Global Chlorinated Organics 12% Epoxy 7% Chemical Distribution 1% ~$0.68 billion $0.34 billion ~$1.0 billion + = Dow Chlorine Products Olin Pro forma New Olin 2014 pro forma EBITDA by business ($billions) Source: Olin and Dow management

11 Top Tier Low Cost Structure • Stable and Low Cost Raw Materials • Electricity – 85% of the energy to generate electricity will come from natural gas and hydroelectric sources after the acquisition • Salt Brine – 80% of the brine requirements will be supplied from owned and operated mines that are connected to manufacturing facilities by pipeline • Ethylene – will be supplied through a 20-year co-investor agreement with Dow that will provide Olin with co-producer integrated economics • Production Assets To Be Acquired • The Freeport, Texas and Plaquemine, Louisiana facilities are two of the world’s lowest cost chlor-alkali facilities • The Freeport facility is the lowest cost producer of epoxies globally • Further cost improvements include operational efficiencies, asset optimization, logistics and procurement savings

12  Increased procurement efficiencies  Elimination of duplicate terminals and optimization of freight to terminals  Reduction of net acquisition cost for purchased caustic  Savings from trucking and rail fleet optimization  COGS reduction opportunities Logistics & procurement  SG&A  Cost optimization  Energy utilization Operational efficiencies  Consolidation of select operations and facilities across the business  Installation of new capacity  Relocation of select manufacturing processes Asset optimization  Increased sales to new third-party customers  Access to new product segments Accessing new segments and customers $70mm $80mm $200mm Total cost synergies expected to be achieved by end of third year Potential upside to $300mm Expected value Synergies breakdown Significant Synergies $50mm

13 Olin Stand Alone Performance

14 Company Overview All financial data are for the 3 and 6 months ended June 30, 2015 and the 12 months ended December 31, 2014. Data are presented in millions of U.S. dollars. Winchester Chlor Alkali A Leading North American Producer of Chlorine and Caustic Soda Q2‘15 1H‘15 FY‘14 Revenue: $ 271 $ 540 $ 1,209 EBITDA: $ 51 $ 99 $ 234 A Leading North American Producer of Small Caliber Ammunition Q2‘15 1H‘15 FY‘14 Revenue: $ 194 $ 373 $ 738 EBITDA: $ 38 $ 72 $ 144 Revenue: $ 535 $ 1,053 $ 2,241 Adj. EBITDA: $ 127 $ 198 $ 344 Olin Q2 2015 1H 2015 FY 2014 Olin Corporation A Leading Distributor of Caustic Soda and Midwest Bleach Producer Q2‘15 1H‘15 FY‘14 Revenue: $ 70 $ 140 $ 294 EBITDA: $ 6 $ 11 $ 16 Chemical Distribution

15 Chlor Alkali Process ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen. North American Position Percent of 2014 Revenue #2 #1 Industrial #1 Merchant #1 Burner Grade 51% 13% 4% 11% 20% 1% Raw Materials BRINE + ELECTROLYSIS = PRODUCTS Caustic Soda – 1.13 Tons (Sodium Hydroxide) (Potassium Hydroxide) Bleach (Sodium Hypochlorite) Chlorine – 1 Ton Potassium Chloride or Sodium Chloride KOH – 1.59 Tons HCl (Hydrochloric Acid) Hydrogen Gas - .03 Tons KOH or Caustic Soda Chlorine Hydrogen #4

16 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 Growing EBITDA • Strategic Acquisitions − Pioneer, 2007 − SunBelt JV, 2011 − KA Steel, 2012 • Investments in less Cyclical Chlor Alkali Co-products − Sodium Hypochlorite (Bleach) − Hydrochloric Acid (HCl) − Potassium Hydroxide (KOH) • Improved Winchester Profitability − Relocation of Centerfire operations to MS − Volume growth realized due to expanding base of sport shooters Olin Five Year Trailing Adjusted EBITDA 123 159 259 215 251 276 309 322 13%CAGR 332 Achieving Growth Through:

Diverse Customer Base

	North American Industry	Olin Corporation
Chlorine		
Caustic Soda		

Chlorine – North American Industry
Other 16.5%
Vinyls 40.3%
Exports 1.8%
Polycarbonates 1.8%
Chlorinated Intermediates 3.9%
Urethanes 7.3%
Pulp & Paper 0.5%
Inorganic Chemicals 5.4%
Epichlorohydrin 5.6%
Water Treatment 6.5%
Propylene Oxide 10.3%

Chlorine – Olin Corporation
Distribution 4.1%
Other 1.9%
Vinyls 20.4%
Urethanes 15.3%
Organic Chemicals 1.8%
Pulp & Paper 1.6%
Water Treatment 20.6%
Inorganic Chemicals 34.3%

Caustic Soda – North American Industry
Other 5.8%
Propylene Oxide 8.4%
Water Treatment 3.3%
Epichlorohydrin 1.4%
Exports 17.3%
Inorganic Chemicals 19.7%
Textile 2.5%
Soaps & Detergents 7.7%
Alumina 2.9%
Organic Chemicals 11.5%
Pulp & Paper 19.5%

Caustic Soda – Olin Corporation
Other 9.8%
Water Treatment 15.3%
Distribution 13.9%
Inorganic Chemicals 12.6%
Soaps & Detergents 0.4%
Textile 0.3%
Urethanes 0.3%
Organic Chemicals 14.7%
Pulp & Paper 32.7%

Source: IHS and Olin 2014 demand.
Chlorine: "Inorganics" includes: Titanium dioxide and bromine.
Caustic Soda: "Organics" includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. "Inorganics" includes: titanium dioxide, sodium silicates, sodium cyanide.

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18 2006 2007 2008 2009 2010 2011 2012 2013 2014 Olin Bleach Historical Sales Volume (DT) 22% CAGR Bleach Growth is a Key Objective • Bleach sells at a premium to the ECU and, while seasonal, is not cyclical • Olin bleach volumes have delivered steady growth since 2006 • We expect additional growth to continue as bleach railcars extend our delivery range • In 2014, Olin converted 10% of its ECUs into higher margin bleach • Olin has the capacity to convert 20% of its ECUs to bleach • Olin’s geographic profile and utilization of Chemical Distribution provide opportunities to further enhance volumes

19 2006 2007 2008 2009 2010 2011 2012 2013 2014 Olin HCl Historical Sales Volume (DT) Growing HCl Volumes • Olin is the leading producer of burner-grade HCl with 5 production locations in North America • Olin HCl volumes have grown steadily since 2006 • Distribution strategy is expected to increase volumes and raise netbacks • We forecast that HCl volumes will continue to grow • HCl continues to sell at a meaningful premium over chlorine • Olin currently has the capacity to convert 13% of its chlorine capacity into HCl • In 2014, Olin converted 8% of its chlorine into higher margin HCl 14% CAGR

20 0 50 100 150 200 250 300 350 400 450 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 EBITDA Improvement • Olin Bleach, HCl and KOH initiatives have reduced the cyclicality of our business, and at the same time, increased profit margins • 2014 sales of co-products represented 32% of total Chlor Alkali sales • Trough EBITDA levels have improved approximately $200 million during the 2009-2010 trough period as compared to the 2002 trough period Higher Peaks and Higher Troughs 234 Chlor Alkali Annual EBITDA 64 59 13 262 92 107 386 274 283 185 192 331 352 306

21 Chemical Distribution • KA Steel, purchased in August 2012, established Olin as the largest caustic distributor in the U.S. with an infrastructure that provides a strong fit with Olin’s chlor alkali assets: − Mature supply relationships − 90,000 tons of caustic storage in a network of 26 terminals − Expanded geographic coverage − Logistical savings through the use of a private truck fleet and barge shipments instead of shipping by rail • With the expected growth of co-product sales and improving caustic returns, we forecast an increase in segment income of approximately $15 million in the next 2 years • Provides scale and flexibility • Access to new customers, geographies and industry segments • Combined network is capable of supporting higher caustic volumes and expansion of Bleach, HCl and KOH (“co-products”) sales • We expect that the Chlor Alkali business will realize $10 to $15MM of annual benefit from producing those co-products and from logistics and infrastructure cost savings

22 Brands Winchester Strategy • Centerfire relocation: – $24 million of cost savings in 2014 – Expect $35 million of cost savings in 2015 – Expect $35-$40 million lower annual operating costs beginning in 2016 • New product development: – Continue to develop new product offerings – Maintain reputation as a new product innovator – 10% of sales attributable to products developed in the past 5 years • Provide returns in excess of cost of capital Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle      N/A Handgun      N/A Rimfire (.22 caliber)       Shotshell       Components       New Products

23 Strong Correlation Between Firearms & Ammunition Sales Data Correlations • U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +93% (1999-2014) • U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +82% (1992-2013) • NICS Checks & U.S. Firearms Production: +96% (1999 – 2013) Increased Gun Control Concerns (Assault Weapons Ban/Brady Bill Enacted / Ammunition Shortage Rumors) Concerns of Y2K- related issues Post- 9/11 Effect Increased participation & consumer stockpiling driven by: • Price increases • Caliber-specific shortages • Political uncertainty • Personal security concerns 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1Estimated based on National Shooting Sports Foundation (NSSF) Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates. 2Reflect the FBI’s National Instant Criminal background check System statistics (NICS). 3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports. Latest data available is for 2013, released in 2015. U.S. Commercial Ammunition Manufacturer Shipments1

24 Growing Shooting Sports Participation Has Increased Installed Base

25 0 20 40 60 80 100 120 140 160 180 2006 2007 2008 2009 2010 2011 2012 2013 2014 1H '15 Winchester Is Growing • We expect Winchester’s 2015 earnings to exceed 2014 earnings as a result of: − Cost savings from the centerfire relocation to Oxford, MS − A significant increase in the number of sport shooters • Pistol and rimfire ammunition demand remains robust • Commercial backlog at Q2 2015 was 2 times the Q2 2012 backlog • Centerfire relocation cost savings contribution to earnings expected to continue increasing from 2015 to 2017 25% CAGR Annual EBITDA 158 69 73 78 42 36 25 49 144 72

26 • Q2 2015 Adjusted EBITDA was $126.8 million • Full year 2015 Adjusted EBITDA is expected to be in the $330 to $360 million range • Chlor Alkali Products full year 2015 segment income is expected to decline compared to 2014 primarily due to weaker caustic soda demand • Chemical Distribution 2015 full year segment income is expected to improve compared to 2014 due to increased caustic soda, bleach, HCl and KOH volumes • We expect Winchester’s 2015 full year earnings to exceed 2014 earnings of $127 million, primarily due to lower operating costs associated with our new centerfire operation in Oxford, MS Profit Outlook